UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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Bionovo, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Bionovo, Inc.
5858 Horton Street, Suite 375
Emeryville, California 94608
510-601-2000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 1, 2007

The Annual Meeting of Stockholders of Bionovo will be held on May 1, 2007, at 11:00 a.m. local time at the Company’s headquarters, located at 5858 Horton Street, Suite 375, Emeryville, California for the following purposes:

1.	to elect six directors to the Board of Directors to hold office for a one-year term;

2.
to consider and vote upon a proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 90,000,000 to 190,000,000;

3.	to ratify the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007; and

4.	to transact such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 26, 2007 are entitled to notice of, and to vote at, the annual meeting or any adjournments or postponements thereof. All stockholders are cordially invited to attend the annual meeting and vote in person.

Regardless of whether you expect to attend the annual meeting, you are requested to sign, date and return the accompanying proxy card. You may still attend and vote in person at the annual meeting if you wish, even though you may have submitted your proxy prior to the annual meeting. If you attend the annual meeting and wish to vote in person, you must revoke your proxy and only your vote at the annual meeting will be counted.

Thank you in advance for your prompt return of your proxy.

By Order of the Board of Directors,

Dr. Mary Tagliaferri
Secretary

Emeryville, California
April 2, 2007

IMPORTANT: The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States.

Bionovo, Inc.
5858 Horton Street, Suite 375
Emeryville, California 94608
____________________

PROXY STATEMENT
____________________

The accompanying proxy is solicited on behalf of the Board of Directors of Bionovo, Inc. (“Bionovo” or the “Company”) to be used at the Annual Meeting of Stockholders of the Company to be held at the Company’s headquarters, located at 5858 Horton Street, Suite 375, Emeryville, California, on May 1, 2007, at 11:00 a.m. local time, and any and all adjournments or postponements thereof. This proxy statement and the accompanying proxy are being mailed to stockholders on or about April 2, 2007.

General Information about Voting

Voting Securities and Voting Rights

The record date for the determination of stockholders entitled to vote at the annual meeting is March 26, 2007. As of such date, we had outstanding 64,113,184 shares of the Company’s common stock, $0.0001 par value per share. The Company’s common stock is the only class of the Company’s stock outstanding and entitled to vote at the annual meeting. Each stockholder is entitled to one vote for each share of the Company’s common stock held.

The annual meeting will be held only if there is a quorum present. The Company’s by-laws require that the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote be represented in person or by proxy at the annual meeting in order to constitute a quorum for the transaction of business. Votes cast by proxy or in person at the annual meeting will be tabulated by the inspector of elections appointed for the annual meeting and will determine whether a quorum is present. Abstentions and broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on any particular matter) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. The stockholders present at the annual meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in the annual meeting.

At this years’ annual meeting, stockholders will (i) elect six directors to serve a term of one year; (ii) consider and vote upon a proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 90,000,000 to 190,000,000; and (iii) vote on the ratification of the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007.

In voting on the election of directors, you may vote in favor of all nominees, withhold authority for all nominees, or withhold votes as to specific nominees. In the election of directors, broker non-votes will be disregarded and have no effect on the outcome of the vote. Assuming that a quorum is present, a plurality of affirmative votes properly cast in person or by proxy will be required to elect directors.

In voting on the proposal to approve the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock you may vote in favor of the proposal, vote against the proposal or abstain from voting. Approval of an amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock requires the affirmative vote of a majority of the Company’s outstanding shares of Common Stock.

In voting on the proposal for ratification of PMB Helin Donovan, LLP, you may vote in favor of the proposal, vote against the proposal or abstain from voting. A majority of affirmative votes properly cast in person or by proxy will be required to ratify the appointment of PMB Helin Donovan, LLP.

With respect to each of these proposals, abstentions from voting will have the same effect as a vote against such matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the annual meeting as directed. If no specification is indicated, the shares will be voted (i) FOR the election of the nominees set forth in this proxy statement; (ii) FOR the amendment to the Company’s Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 90,000,000 to 190,000,000; and (iii) FOR the ratification of the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007.

You may vote in person at the annual meeting, if you wish, even though you have previously mailed in your proxy. Stockholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to the Company’s Secretary unless the stockholder granting such proxy votes in person at the annual meeting.

The Board of Directors recommends a vote FOR each of the nominees for director, FOR the amendment to the Company’s Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 90,000,000 to 190,000,000 and FOR ratification of PMB Helin Donovan, LLP as the Company’s independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007.

Solicitation

In addition to the original solicitation by mail, certain of the Company’s employees, without additional compensation, may solicit proxies by telephone or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by us.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON.

PROPOSAL 1

ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation and by-laws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. Presently, the number of the Company’s directors is fixed at seven, however, the Board of Directors currently consists of six (6) directors. Of the six (6) directors, David Naveh, Frances Preston and Brooks Corbin are independent under the listing standards of both the American Stock Exchange and the Nasdaq Stock Market, to the extent any of the Company’s securities are listed thereon.

The Board of Directors’ nominees for re-election this year to serve for a one-year term or until their respective successors have been elected and qualified are as follows: Isaac Cohen, Brooks Corbin, Dr. David Naveh, Frances W. Preston, Dr. Mary Tagliaferri and Michael Vanderhoof, each of whom is currently a director of the Company. It is intended that the accompanying proxy will be voted in favor of the foregoing persons to serve as directors unless the stockholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

Information regarding the Board of Directors’ nominees is provided below. Unless otherwise stated, each individual has held his or her current occupation for the last five years. The age indicated for each individual is as of March 26, 2007.

Board Recommendation

The board recommends that you vote FOR the following nominees for election as directors:

Isaac Cohen, L.Ac., O.M.D., 44, is a co-founder of Bionovo Pharmaceuticals, Inc. (“Bionovo Pharmaceuticals”), and has served as its Chairman, President, Chief Executive Officer and Chief Scientific Officer and a Director since February 2002. He became the Company’s Chairman, President, Chief Executive Officer and Chief Scientific Officer and a Director in April 2005. Mr. Cohen has been a Guest Scientist at the University of California, San Francisco (UCSF) Cancer Research Center and UCSF Center for Reproductive Endocrinology since 1996. Mr. Cohen was in private practice at The American Acupuncture Center, located in Berkeley, California since 1989-2005.

Brooks Corbin, CPA, CFA, MBA, 47, has been a director since April 2006. Currently, Mr. Corbin serves as the CFO and a Board Member of Dynamic Healthcare Systems, which provides services and products that help health care plans and organizations who provide Medicare services solve their operational, compliance and revenue management challenges.  Mr. Corbin has been the CFO for several public and private successful start-up companies. He also currently serves as a Board Member of Teresis Media Management, Inc. and Vaultstor, Inc.

David Naveh, Ph.D., MBA, 55, has been a director of Bionovo Pharmaceuticals since August 2003. He became a director of the Company in May 2005. In 2007 Dr. Naveh retired from Bayer Corporation, where he had work since 1992, and served as  Chief Technical Officer of Bayer Biological Products, Worldwide. Dr. Naveh is a member of the Company’s audit, compensation, and nominations and corporate governance committees.

Frances W. Preston, 77, has been a director since March 2006. From 1986 through 2004, Ms. Preston served as CEO and President of Broadcast Music, Inc. (BMI). Ms Preston is the non-salaried president of the T.J. Martell Foundation for Leukemia, Cancer and AIDS Research.

Mary Tagliaferri, M.D., L.Ac., 41, is a co-founder of Bionovo Pharmaceuticals, and has served as its Chief Regulatory Officer, Chief Medical Officer, Secretary and Treasurer and a Director since February 2002. She became Vice President, Chief Regulatory Officer, Secretary and Treasurer of the Company in April 2005, and a director effective in May 2005. In addition to her services to and work for us, Dr. Tagliaferri has been conducting translational research with the University of California, San Francisco since 1996.

Michael Vanderhoof, 47, has been a director since June 2005. Mr. Vanderhoof is Chairman of Cambria Asset Management, LLC, which owns Cambria Capital, LLC, a NASD registered broker dealer with offices in Los Angeles, Salt Lake City, Carlsbad and Seattle.  Mr. Vanderhoof is also a co-manager of Cambria Investment Fund LP. Mr. Vanderhoof has over 20 years of experience in the capital markets. Mr. Vanderhoof is also a director of Auxilio, Inc.

Meetings of the Board of Directors

During fiscal year 2006, the Board of Directors held five meetings in person or by telephone. Members of the Board of Directors are provided with information between meetings regarding the Company’s operations and are consulted on an informal basis with respect to pending business. Except for Ms. Preston, whom for family reasons was unable to attend any meetings, each director attended at least 75% of the total number of meetings of the Board of Directors, and the total number of meetings held by all committees of the Board of Directors on which such director served during the year.

Information Relating to Committees of the Board of Directors

The Company’s by-laws authorize the Board of Directors to appoint among its members one or more committees, each consisting of one or more directors. The Board of Directors has established three standing committees: an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee.

The Board of Directors has adopted charters for the Audit, Compensation and Nominations and Corporate Governance Committees describing the authority and responsibilities delegated to each committee by the Board of Directors. Copies of the charters of the Company’s Audit, Compensation and Nominations and Corporate Governance Committees are available on the Company’s website, at www.bionovo.com. These documents are also available in print to any stockholder requesting a copy in writing from the Company’s Secretary at the Company’s executive offices set forth in this proxy statement.

Interested parties may communicate with the Board of Directors or specific members of the Board of Directors, including the independent directors and the members of the various board committees, by submitting a letter addressed to the Board of Directors of Bionovo, Inc. c/o any specified individual director or directors at the address listed herein. Any such letters are then forwarded to the indicated directors.

Compensation Committee. The Compensation Committee is presently composed of Michael Vanderhoof, who serves as chairperson of the committee, Brooks Corbin and Dr. David Naveh. No member of the Compensation Committee is an employee or officer. The principal functions of this committee are to review and approve the Company’s organization structure, review performance of the Company’s officers and establish overall employee compensation policies. This committee also reviews and approves compensation of directors and the Company’s corporate officers, including salary, bonus, and stock option grants, and administers the Company’s stock plans. The Compensation Committee met once during the fiscal year ended December 31, 2006.

Audit Committee. The Audit Committee is presently composed of Mr. Corbin, who serves as chairperson, Ms. Preston and Dr. David Naveh. No member of the Audit Committee is an employee or officer. The functions of the Audit Committee include, among other things, reviewing the Company’s annual and quarterly financial statements, reviewing the results of each audit and quarterly review by the Company’s independent public accountants, reviewing the Company’s internal audit activities and discussing the adequacy of the Company’s accounting and control systems. The Audit Committee met four times during the fiscal year ended December 31, 2006.

The Audit Committee Charter provides that the Audit Committee will consist of no fewer than three members, each of whom is independent under the rules of the American Stock Exchange or the Nasdaq Stock Market. Mr. Corbin, Ms. Preston, and Dr. Naveh are “independent” directors, as defined in the Securities Exchange Act of 1934 as well as under the rules and regulations of the American Stock Exchange or the NASDAQ Stock Market, to the extent any of the Company’s securities are traded or quoted thereon. Mr. Corbin and Ms. Preston are qualified to be “audit committee financial experts,” as that term is defined by Regulation S-B of the Securities Exchange Act of 1934.

Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee currently consists of Mr. Vanderhoof, who serves as chairperson, and Dr. Naveh. Pursuant to the Nominations and Corporate Governance Committee Charter, the nominations and corporate governance committee is responsible for board member qualification and nomination to the full board as well as matters relating to corporate governance.

The Board of Directors does not have a charter for the Company’s nominating process, however, the Nominations and Corporate Governance Committee reviews the qualities and skills of prospective members of the Board of Directors and generally requires that director candidates be qualified individuals who, if added to the Board of Directors, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates include, but are not limited to: (i) business and financial acumen, as determined by the independent directors in their discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a director of the Company.

The Board of Directors does not have a specific policy for consideration of nominees recommended by security holders. However, security holders can recommend a prospective nominee for the Board of Directors by writing to the Company’s Secretary at the Company’s corporate headquarters and providing the information required by the Company’s by-laws, along with any additional supporting materials the security holder considers appropriate. There have been no recommended nominees from security holders. The Company pays no fees to third parties for evaluating or identifying potential nominees.

Codes of Ethics

The Board has adopted a Code of Business Conduct and Ethics for its employees, including its Chief Executive Officer and Chief Financial Officer (the “Code of Ethics”). The Corporation’s Chief Executive Officer and Chief Financial Officer have signed the Code of Ethics and will be held to the standards outlined therein. A copy of the Code of Ethics is available at the Corporation’s website at http://www.bionovo.com under the heading “Investors — Corporate Governance”.

Director Compensation

Beginning in June 2005, each non-employee director is entitled to receive a stock option grant for 2,500 shares of the Company’s common stock for each board meeting attended. Each non-employee director is entitled to receive a stock option grant for 25,000 shares of the Company’s common stock for joining the Board of Directors. The option grants will vest over a period of two years with a per share exercise price which is equal to the per share price of the Company’s common stock as quoted on The Over-the-Counter Bulletin Board as of the date of the grant. Directors are reimbursed for expenses incurred in connection with attendance at board and committee meetings.

Beneficial Ownership Of Securities

The following table and the notes thereto set forth certain information regarding the beneficial ownership of the Company’s common stock as of March 26, 2007, by (i) each current director; (ii) each executive officer named in the summary compensation table included herein; (iii) all the Company’s current directors and executive officer as a group; and (iv) each person who is known by us to be a beneficial owner of five percent or more of the Company’s common stock.

Name and Address of Beneficial Owner (1)	Shares owned excluding options and warrants	Number of share that may be acquired within 60 days		Percent of Common Stock owned(2)
Isaac Cohen	9,601,094	-		15.0%
Mary Tagliaferri	9,601,094	-		15.0%
Brooks Corbin	90,000	23,333	(3)	*
David Naveh	-	717,250	(4)	1.2%
Frances Preston	-	-		-
James P. Stapleton	62,500	300,000	(5)	*
Michael Vanderhoof	625,000	456,725	(6)	1.7%
All directors and executive officers, as a group (7)	19,976,688	1,497,308		32.7%
________________________
*	Less than 1% of the outstanding shares of common stock.
(1)	The address for all officers and directors is 5858 Horton Street, Suite 375, Emeryville, CA 94608.
(2)
Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 64,113,184 shares outstanding as of March 26, 2007, except for certain parties who hold options and warrants that are presently exercisable or exercisable within 60 days, are based upon the sum of shares outstanding as of March 26, 2007 plus the number of shares subject to options and warrants that are presently exercisable or exercisable within 60 days held by them, as indicated in the following notes.

(3)	Consists of shares subject to stock warrant agreements exercisable within 60 days.
(4)	Consists of shares subject to stock options exercisable within 60 days.
(5)	Consists of shares subject to stock options exercisable within 60 days.
(6)	Includes 434,225 shares subject to stock warrant agreements exercisable within 60 days, and 22,500 of shares subject to stock options exercisable within 60 days.
(7)	Includes 457,558 shares subject to stock warrant agreements exercisable within 60 days, and 1,093,750 of shares subject to stock options exercisable within 60 days.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

Under Section 16(a) of the Securities Exchange Act of 1934, directors and certain officers, and beneficial owners of 10 percent or more of the Company’s common stock, are required from time to time to file with the Securities and Exchange Commission reports on Forms 3, 4 or 5, relating principally to holdings of and transactions in the Company’s securities by such persons. Based solely upon a review of such Forms furnished to us during 2006 and thereafter and any written representations received by us from a director, officer or beneficial owner of 10 percent or more of the Company’s common stock that no Form 4 or 5 is required, we believe that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934 during 2006.

PROPOSAL 2

APPROVAL OF AMENDMENT TO THE COMPANY’S
CERTIFICATE OF INCORPORATION TO INCREASE
THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

General

On March 8, 2007, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to increase the total authorized shares of Common Stock of the Company from 90,000,000 to 190,000,000. Such increase in the number of authorized shares of Common Stock of the Company would be effected by restating the current paragraph one of Article IV of the Certificate to read as follows:

“The Corporation shall have the authority to issue two classes of shares to be designated respectfully, “Common Stock” and “Preferred Stock”. The total number of shares of capital stock which the Corporation shall have the authority to issue is TWO HUNDRED MILLION (200,000,000) shares, of which ONE HUNDRED NINETY MILLION (190,000,000) shall be Common Stock, and TEN MILLION (10,000,000) shares shall be Preferred Stock. Each share of Common stock shall have a par value of $0.0001, and each share of Preferred Stock shall have a par value of $0.0001.”

The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

As of March 26, 2007, 64,113,184 shares of Common Stock were issued and outstanding; 6,496,788 shares were reserved for issuance pursuant to outstanding grants under the Company’s stock option plans; 6,826,539 shares were reserved for issuance pursuant to the exercise of outstanding warrants. Therefore, of the 90,000,000 shares currently authorized by the Certificate, approximately 22,563,489 shares are presently available for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve the Company’s capital structure, in connection with possible acquisitions, in connection with stock dividends or stock splits, and for other corporate purposes.

The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders. The Company’s management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed amendment to the Certificate.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an antitakeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this proposal to amend the Certificate is not in response to any effort of which the Company is aware to accumulate the Company’s stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Proposal

At the Annual Meeting, stockholders will be asked to approve the amendment to the Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 90,000,000 shares to 190,000,000 shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company’s Common Stock.

The Board of Directors recommends that you vote FOR this proposal.

Executive Compensation and Other Information

Summary Compensation Table

The following table contains information concerning the Company’s chief executive officer and other executive officers who received a salary and bonus totaling $100,000 or more during fiscal 2006 (as a group, the “named executive officers”). Bonuses earned in 2006 were paid in January 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Sto ck Aw ard s ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa-tion (4)	Nonqualified Deferred Compen-sation Earnings ($)	All Other Compe-nsation ($)(2)	Total ($)
(a)	(b)	I	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Isaac Cohen, L.Ac., O.M.D. Chairman, President, Chief Executive Officer, Chief Scientific Officer and Director	2006	$194,423	$65,000	0	0	0	0	$6,240	$265,663
Mary Tagliaferri, M.D., L.A. Vice President, Chief Regulatory Officer, Secretary, Treasurer and Director	2006	$194,423	$65,000	0	0	0	0	$6,420	$265,663
James P. Stapleton Chief Financial Officer	2006	$139,615	$15,000	0	0	0	0	-	$154,615
___________________________________
(1)      Bonus paid in January 2007.
(2)      Includes $6,240 in annual automobile allowance.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Isaac Cohen, L.Ac., O.M.D. Chairman, President, Chief Executive Officer, Chief Scientific Officer and Director	0	0	0	-	-	0	0	0	0
Mary Tagliaferri, M.D., L.A. Vice President, Chief Regulatory Officer, Secretary, Treasurer and Director	0	0	0	-	-	0	0	0	0
James P. Stapleton Chief Financial Officer	300,000	300,000	0	$0.90	12/31/2015	0	0	0	0

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensa-tion (4)	Nonqualified Deferred Compen-sation Earnings ($)	All Other Compe-nsation ($)	Total ($)
(a)	(b)	(e)	(f)	(g)	(h)	(i)	(j)
Brooks Corbin	--	--	$40,000	--	--	--	$40,000
David Naveh, M.D.	--	--	--	--	--	--	--
Frances Preston	--	--	$40,000	--	--	--	$40,000
Michael D. Vanderhoof	--	--	--	--	--	--	--

(1) All options were granted at fair market value (the last price for our common stock as reported by NASDAQ on the day previous to the date of grant).

Beginning in June 2005, each non-employee director is entitled to receive a stock option grant for 2,500 shares of our common stock for each board meeting attended. Each non-employee director is entitled to receive a stock option grant to purchase 25,000 shares of our common stock upon joining our board of directors. The option grants vest over a period of two years with a per share exercise price which is equal to the per share price of our common stock as quoted on the OTC Bulletin Board as of the date of the grant. Directors are reimbursed for expenses incurred in connection with attendance at board and committee meetings.

Dr. Naveh previously received a stock option to purchase 816,000 shares of common stock of Bionovo Biopharmaceuticals which was assumed by us in our reverse merger transaction. The stock option now represents the option to purchase the same number of shares of our common stock. Prior to June 28, 2005, Dr. Naveh was paid $2,000 per month for his services on the board of directors which arrangement has been supplanted by the stock option awards discussed in the preceding paragraph.

Employment and Separation Agreements and Change in Control Arrangements

Isaac Cohen, the Company’s Chief Executive Officer, has an employment agreement with Bionovo that provides for an annual salary of $295,000, subject to annual review and potential increase by the Board of Directors. Mr. Cohen is eligible to receive annual bonuses in cash or stock options as awarded by the Board of Directors in its discretion. Mr. Cohen also is entitled to an automobile allowance of $520 per month and we have agreed to indemnify him in his capacity as an officer or director. Mr. Cohen will receive a severance payment equal to six month's salary in the event of Bionovo terminates his employment without cause. The agreement is for a term of three years, which commenced June 23, 2004.

Mary Tagliaferri, the Company’s Chief Regulatory Officer, has an employment agreement with Bionovo that provides for an annual salary of $295,000, subject to annual review and potential increase by the Board of Directors. Dr. Tagliaferri is eligible to receive annual bonuses in cash or stock options as awarded by the Board of Directors in its discretion. Dr. Tagliaferri also is entitled to an automobile allowance of $520 per month and we have agreed to indemnify her in her capacity as an officer or director. Dr. Tagliaferri will receive a severance payment equal to six month's salary in the event of Bionovo terminates her employment without cause. The agreement is for a term of three years, which commenced June 23, 2004.

James Stapleton became the Company’s chief financial officer on June 28, 2005. We currently are negotiating the terms of an employment agreement with Mr. Stapleton.

COMPENSATION COMMITTEE REPORT

Overview and Philosophy

The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that we attract, retain, properly compensate, and motivate qualified executives and other key associates. The Committee consists of Mr. Vanderhoof, its chairperson, Dr. Naveh, and Brooks Corbin. No member of this committee is an employee or officer.

The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive’s performance and the Company’s annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the training and education industry, thereby allowing us to compete for and retain talented executives who are critical to the Company’s long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of the Company’s executive officer is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation

The Compensation Committee set the 2006 annual compensation for the Company’s current Chief Executive Officer, Mr. Cohen.

Mr. Cohen is being paid an annual salary of $295,000. Mr. Cohen may earn an annual bonus, at the discretion of the Board of Directors, with an amount to be determined by the Board of Directors.

By the Compensation Committee,

Michael Vanderhoof, Chairperson
Dr. David Naveh
Brooks Corbin

AUDIT COMMITTEE REPORT

The Audit Committee’s role is to act on behalf of the Board of Directors in the oversight of all aspects of the Company’s financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2006 with management.

The Audit Committee also reviewed with PMB Helin Donovan, LLP the Company’s independent auditors, their judgments as to the quality, not just the acceptability, of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. The Audit Committee has also considered whether the provision of non-audit services by PMB Helin Donovan, LLP, is compatible with their independence.

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2006 for filing with the Securities and Exchange Commission.

By the Audit Committee,

Brooks Corbin, Chairperson
Frances Preston
Dr. David Naveh

PROPOSAL 3

RATIFICATION OF INDEPENDENT AUDITORS

As previously reported on the Company’s Form 8-K dated January 4, 2006, we decided to engage a new auditing firm, PMB Helin Donovan, LLP, as the Company’s independent registered public accounting firm to audit the Company’s financial statements. The Audit Committee and Board of Directors recommended and approved the change of accountants. Accordingly, Stonefield Josephson, Inc. was dismissed on January 4, 2006. The decision to change accountants was determined by the Audit Committee and Board of Directors to be in the Company’s best interests at the current time. Stonefield Josephson, Inc. was originally engaged as the auditor of record of the registrant effective May 25, 2005. Since May 25, 2005 and through the date we dismissed Stonefield Josephson, Inc., there were no disagreements with Stonefield Josephson, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Stonefield Josephson's report on the Company’s financial statements for either of the years ended December 31, 2004 and 2003 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals. We provided Stonefield Josephson, Inc. with a copy of the Company’s Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. The letter from Stonefield Josephson, Inc. was attached to the Company’s Form 8-K, dated as of January 4, 2006, as Exhibit 16.1.

We have engaged the firm of PMB Helin Donovan, LLP as of January 4, 2006. During the Company’s two most recent fiscal years, and any subsequent interim periods preceding the change in accountants, PMB Helin Donovan, LLP was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements.

Fees Paid To Independent Auditors

SERVICES PROVIDED BY THE INDEPENDENT PUBLIC ACCOUNTANT AND FEES PAID

The following table sets forth the fees paid by the Company and its subsidiaries for services rendered by PMB Helin Donovan, LLP for the year ended December 31, 2006 and the Company's former independent accounting firm, Stonefield Josephson, Inc., for the year ended December 31, 2005:

	2006	2005
Audit Fees	$	$
Audit-Related Fees
Tax Fees
All Other Fees

Total	$	$

Certain Relationships and Related Transactions

Michael D. Vanderhoof, one of the Company’s directors, is the Chairman of Cambria Asset Management, LLC, a financial consulting firm. In connection with the Company’s recent reverse merger transaction, the April and May 2005 private placements, and the January 2007 private placement, Cambria Asset Management provided certain financial advisory and consulting services to us. As result, Cambria Asset Management was assigned five year warrants to purchase 1,082,000 shares of the Company’s common stock at an exercise price of $0.50 per share, and warrants to purchase 536,901 shares of our common stock at an exercise price of $1.50 per share. We have been advised that Cambria Asset Management has agreed in principle with its officers and owners to assign the foregoing warrants to such persons, with Mr. Vanderhoof to receive warrants to purchase 300,000 shares of common stock at an exercise price of $0.50 per share, and warrants to purchase 134,225 shares of our common stock at an exercise price of $1.50 per share.

Appointment of Independent Auditors

The Company has appointed the firm of PMB Helin Donovan, LLP, as independent public auditors for the Company for the year ending December 31, 2007. Representatives of PMB Helin Donovan, LLP are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

Nominations and Stockholder Proposals

The By-laws of the Company require that all nominations for persons to be elected to the Board of Directors, other than those made by or at the direction of the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 90 nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. Notice must set forth the name, age, business address and residence address of each nominee, their principal occupation or employment, the class and number of shares of stock which they beneficially own and any other information that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the nominating stockholder’s name and address as they appear on the Company’s books, the class and number of shares of stock beneficially owned by such stockholder and the name(s) and address and share ownership information of each person(s) with whom the nominating stockholder is acting in concert.

In addition, the By-laws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof not less than 90 nor more than 180 days prior to the earlier of the date of the annual meeting or the corresponding date on which the immediately preceding year’s annual meeting was held. The notice must set forth, among other information, the name and address of the stockholder who intends to bring business before the meeting, the general nature of the business which he or she seeks to bring before the meeting and a representation that the stockholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the annual meeting to bring the business specified in the notice before the annual meeting.

Any proposal of a stockholder intended to be presented at the Company’s 2008 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that annual meeting is required to be received by the Company no later than February 17, 2008. Management proxies will have discretionary voting authority as to any proposal not received by that date if it is raised at that annual meeting, without any discussion of the matter in the proxy statement.

Annual Report

The Company’s Annual Report on Form 10-KSB, including financial statements and schedules thereto, for the fiscal year ended December 31, 2006, accompanies this Proxy Statement.

Other Matters

At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter that will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.
By Order of the Board of Directors,

Bionovo, Inc.

Dr. Mary Tagliaferri
Secretary
Emeryville, California
April 2, 2007

Bionovo, Inc
5858 Horton Street, Suite 375
Emeryville, California 94608

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby nominates, constitutes and appoints each of Mary Tagliaferri and James P. Stapleton the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of Bionovo, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s office at 5858 Horton Street, Suite 375, Emeryville, California on May 1, 2007, at 11:00 a.m. local time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE “FOR ALL” WITH RESPECT TO PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 and 3.

1.	Election of Directors:

☐ FOR ALL nominees listed below (except as indicated to the contrary below)	☐ WITHHOLD AUTHORITY to vote for nominees listed below

Isaac Cohen	Brooks Corbin	David Naveh

Frances Preston	Mary Tagliaferri	Michael Vanderhoof

INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee’s name in the space provided below.
_______________________________________________________________________________________________

2.	A approve an amendment to the Company’s Certificate of Incorporation to increase the total authorized shares of Common Stock of the Company from 90,000,000 to 190,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Ratify the appointment of PMB Helin Donovan, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL” WITH RESPECT TO PROPOSAL 1 AND A VOTE “FOR” PROPOSALS 2 and 3.

IMPORTANT - PLEASE SIGN, DATE AND RETURN PROMPTLY

DATED: ________________________________________, 2007

____________________________________________
(Signature)

Please sign exactly as name appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.

PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE. IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.